K’S MEDIA

(FORMERLY KINGLAKE RESOURCES, INC.)

SUBSCRIPTION DOCUMENTS

GENERAL INFORMATION

Information Regarding Subscription

The information contained herein is being furnished by the undersigned prospective investor to enable K’s Media, a Nevada corporation (the “Company”), to determine whether, under Sections 4(2) and/or 4(6) of the Securities Act of 1933, as amended (the “Securities Act”), and Regulation D (“Regulation D”) and Regulation S (“Regulation S”) promulgated thereunder, the undersigned prospective investor meets the qualification and suitability requirements for an investment in the Units (each a “Unit” and collectively, the “Units”) offered for sale by the Company at a price of $3.00 per Unit.  Each Unit consists of one (1) share of the Company’s Common Stock, one five-year warrant entitling the holder thereof to purchase one (1) share of Common Stock at an exercise price of $6.00 per share and one five-year warrant entitling the holder thereof to purchase one (1) share of Common Stock at an exercise price of $9.00 per share.

By executing this document, the undersigned investor acknowledges that: (i) the Company will rely upon the information contained herein for purposes of the above determination; (ii) the Units will not be registered under the Securities Act in reliance upon the exemption from registration provided by the Securities Act or Regulation D and Regulation S thereunder; and (iii) purchase of the Units must be solely for the account of the undersigned investor, and not for the account of any other person or with a view toward resale, assignment, fractionalization, or distribution thereof.

The information contained in these Subscription Documents shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the Units referred to herein, in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration, exemption from registration, or qualification under the securities laws of any such jurisdiction.

ALL INFORMATION PROVIDED BY PROSPECTIVE PURCHASERS IN THESE SUBSCRIPTION DOCUMENTS (INCLUDING THE INVESTOR QUESTIONNAIRE AND SUBSCRIPTION AGREEMENT) WILL BE TREATED CONFIDENTIALLY.  Each prospective purchaser, however, agrees that the Company and any finder or selling agent assisting in the sale of Units, or any of their directors, officers, and representatives may present the information contained in the subscription documents to such parties as deemed appropriate if called on to establish the availability of an exemption from registration of the Units under the Securities Act or under applicable securities laws of any state, or if such disclosure is compelled by applicable law or a court of competent jurisdiction.

INSTRUCTIONS

Prospective purchasers of the Units must complete each of the documents included in the attached subscription documents, in accordance with the instructions set forth herein.  Please print the answers to all questions, marking any items that are not applicable as “N/A.”

1.	Enclosed are the following documents:

(a)
Subscription Agreement.  Prospective purchasers of the Units must  carefully and fully read the Subscription Agreement, and execute the signature page, which is applicable to prospective purchasers.  On the appropriate signature page of the Subscription Agreement, the prospective purchaser must sign, print his, her, or its name, address, and social security or tax identification number where indicated, and indicate the number of Units subscribed for, the date of execution, the method of payment of the purchase price of the Units subscribed for, and the manner in which title to the Common Stock and Warrants will be held.

(b)
Investor Questionnaire.  Prospective purchasers of the Units must carefully and fully read the Investor Questionnaire, which can be found after the signature pages to the Subscription Agreement.  Complete the Investor Questionnaire and execute the signature page of the Investor Questionnaire where indicated.

(c)
Confidential Private Placement Memorandum.  Prospective purchasers of the Units must carefully and fully read the Confidential Private Placement Memorandum and are advised to consult with such prospective investor’s tax, legal, accounting, and other advisers and the Company with respect to any questions or requests for additional information arising from the prospective purchaser’s review of the Confidential Private Placement Memorandum, prior to subscribing for Units.

2.	Payment.

(a)
Payment of the purchase price may be made by:  (1) certified or bank check made payable to CHIU, SZETO & CHENG SOLICITORS as escrow agent for K’s Media; or (2) wire transfer of immediately available funds, contemporaneously with the execution and delivery of the Subscription Agreement, to United Commercial Bank Hong Kong Branch, as escrow bank for the Escrow Agent, pursuant to the wire instructions below; or (3) a combination of (1) and (2) above.  The wire instructions to United Commercial Bank Hong Kong Branch are as follows:

Beneficiary Bank: United Commercial Bank Hong Kong Branch
Swift BIC: UCBHHKHH
Beneficiary Bank Account No.:63682288

Correspondent Bank: United Commercial Bank, San Francisco
Swift BIC: UCBHUS6S
Fedwire No.: 321070450

Beneficiary Name: Chiu, Szeto & Cheng Solicitors
Beneficiary Account No.: 600933

Remarks: For K’s Media subscription fee

FBO Corporate Escrow Services/K’S MEDIA (FORMERLY KINGLAKE RESOURCES, INC.)

3.	Return of Documents.

Copies of the signed Subscription Agreement and Investor Questionnaire should be delivered to:  K’s Media at 10/F Building A, G.T. International Tower, ChaoYang District, Beijing, China, Attention: Mr. Xin Wei.  If you should have any questions, please contact Mr. Xin Wei at tel: (010) 5921-2230 or fax: (010) 5921-2229.

NAME OF SUBSCRIBER:  ___Fu, Song Yang____________

K's Media
10/F Building A, G.T. International Tower
ChaoYang District, Beijing, China

SUBSCRIPTION AGREEMENT

This Subscription Agreement (the “Subscription Agreement”) is being delivered to you in connection with your investment in K’s Media, a Nevada corporation (the “Company”).  Each Unit available for subscription pursuant to this Subscription Agreement consists of:  one (1) share of the Company’s Common Stock, one five-year warrant (the “Group A Warrant”) entitling the holder thereof to purchase one (1) share of Common Stock at an exercise price of $6.00 per share, and one five-year warrant (the “Group B Warrant”) entitling the holder thereof to purchase one (1) share of Common Stock at an exercise price of $9.00 per share.  The Group A Warrant and Group B Warrant are collectively referred to as the “Warrants.”  The purchase price is $3.00 per Unit.  The Company may sell up to an aggregate of 1,666,667 Units in this offering, or up to 1,833,334 Units if the Company exercises its option to sell up to an additional 166,667 Units.  The Company may pay fees to any underwriters, finders, or selling agents who assist it in the sale of Units.  The Company may decrease the number of Units subscribed for by the undersigned in its sole discretion, but shall not increase the number of Units subscribed for by the undersigned without the written consent of the undersigned.

1.	SUBSCRIPTION AND PURCHASE PRICE

(a)
Subscription.  The undersigned hereby irrevocably subscribes for and agrees to purchase that number of Units indicated on page 13 of this Subscription Agreement on the terms and conditions described herein.  The Company may reject any subscription, in whole or in part, in its sole and absolute discretion.

Purchase of Securities.  The undersigned understands and acknowledges that the purchase price to be remitted to the Escrow Agent in exchange for the Unit(s) shall be $3.00 per Unit, for an aggregate purchase price of $3.00 multiplied by the number of Units subscribed for (the “Aggregate Purchase Price”), subject to the Company’s discretion to accept such lesser number of Units as the Company shall determine in its discretion.  Subject to the Company’s discretion to accept lesser amounts, the minimum Aggregate Purchase Price is $30,000.  Payment of the Aggregate Purchase Price shall be made by the undersigned, by: (1) certified or bank check made payable to “Chiu, Szeto & Cheng Solicitors,” as escrow agent for K’s Media; (2) wire transfer of immediately available funds, contemporaneously with the execution and delivery of the Subscription Agreement, to United Commercial Bank Hong Kong Branch, as escrow bank for the Escrow Agent, pursuant to the wire instructions provided by the Company; or (3) a combination of (1) and (2) above.

(b)
Escrow of Proceeds.  All subscription funds received will be deposited into a non-interest bearing escrow account established by the Company.  The escrow agent shall be United Commercial Bank Hong Kong Branch, as escrow bank for CHIU, SZETO & CHENG SOLICITORS (the “Escrow Agent”).  All funds will be held in such escrow account and distributed from the Escrow Account to the Company as soon as practicable after the date that the following conditions (the “Conditions”) have been satisfied: (i) the Company has accepted subscriptions for the sale of 833,334 Units or $2,500,002.00 (the “Minimum Amount”); (ii) subscribers acceptable to the Company have delivered to the account of the Escrow Agent, or caused to be delivered to the account of the Escrow Agent, not less than $2,500,002.00; and (ii) the Company shall have received satisfactory evidence of compliance with all laws and regulations applicable to the offer and sale of the Units.

2.	ACCEPTANCE AND CLOSING PROCEDURES

(a)
Acceptance or Rejection.  The undersigned understands and agrees that this subscription may be accepted or rejected by the Company, in whole or in part, in its sole and absolute discretion, and if accepted, the Units (including the Warrants and Common Stock underlying the Warrants) purchased pursuant hereto will be issued only in the name of the undersigned as specified on the signature page of this Subscription Agreement.  The undersigned hereby acknowledges and agrees that the undersigned may not cancel, revoke, or withdraw its subscription hereunder without the written consent of the Company.  If the Company shall not have accepted this Subscription Agreement within sixty (60) days of the date which the undersigned executes the Subscription Agreement, this Subscription Agreement and all documents submitted herewith shall automatically be cancelled, terminated, and revoked, and all funds paid by the undersigned pursuant to this Subscription Agreement shall be returned promptly to the undersigned without interest.

In the event of rejection of the Subscription Agreement by the Company, or if the sale of the Units is not consummated for any reason, this Subscription Agreement and any other agreement entered into between the undersigned, the Company, or any finder or other selling agent relating to this subscription shall thereafter have no force or effect, and Company shall promptly return or cause to be returned to the undersigned the subscription amount remitted to the Escrow Agent, without interest thereon or deduction therefrom.

(b)
Closings.  The initial closing of the purchase and sale of the Units (the “Initial Closing”) shall take place at the principal offices of the Company, or such other place as determined by the Company, as soon as practicable after the Conditions are satisfied.  After the Initial Closing, additional closings (the “Subsequent Closings”) may be held from time to time by the Company and at such closings proceeds held in the Escrow Account shall be transferred to, and made immediately available to, the Company.

(c)
Termination.  The subscription period for purchase of the Units will terminate on July 31, 2008, unless extended by the Company, in its sole discretion, without notice to the undersigned for a period of up to 90 additional days (the “Termination Date”).  The Company may terminate the offering of the Units at any time and without notice to the undersigned.  If the Conditions have not been satisfied on or before the Termination Date (as such may be extended), or if the offering is otherwise terminated or withdrawn, then the Escrow Agent will return to each subscriber his, her, or its subscription amount, without interest or deduction therefrom.

3.	INVESTOR’S REPRESENTATIONS AND WARRANTIES

The undersigned makes the following agreements, representations, acknowledgments, and warranties to the Company with the intent that they be relied upon by the Company in determining the undersigned’s suitability as a purchaser of the Units:

(a)
The undersigned has full power and authority to enter into this Subscription Agreement, the execution and delivery of which has been duly authorized, if applicable, and this Subscription Agreement constitutes a valid and legally binding obligation of the undersigned.

(b)
The undersigned acknowledges that the offering and sale of the Units is intended to be exempt from registration under the Securities Act, by virtue of Section 4(2) and/or 4(6) of the Securities Act and the provisions of Regulation D and Regulation S promulgated thereunder.  In furtherance thereof, the undersigned represents and warrants as follows:

(i)
The undersigned is acquiring the Unit(s) solely for the undersigned’s own beneficial account, for investment purposes, and not with view to, or resale in connection with, any distribution of the securities comprising the Units, including the Common Stock, the Warrants, and such shares  of Common Stock into which the Warrants are exercisable;

(ii)
The undersigned has no contract, undertaking, agreement, or arrangement with any person to sell, transfer, or pledge all or any part of the Units (including the Common Stock, the Warrants and the Common Stock underlying the Warrants) for which the undersigned hereby subscribes, and the undersigned has no present plans or intentions to enter into any such contract, undertaking, or arrangement;

(iii)
The undersigned has the financial ability to bear the economic risk of the undersigned’s investment, has adequate means for providing for the undersigned’s current financial needs and contingencies, and has no need for liquidity with respect to the undersigned’s investment in the Company;

(iv)
If the undersigned has appointed a Purchaser Representative (which term is used herein with the same meaning as given in Rule 501(h) of Regulation D under the Securities Act), the undersigned has been advised by such Purchaser Representative as to the merits and risks of an investment in the Company in general, and the suitability of an investment in the Units for the undersigned in particular; and

(v)
The undersigned (together with the undersigned’s representative(s), if any) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the prospective investment in the Units.  If other than an individual, the undersigned also represents it has not been organized for the purpose of acquiring the Units.

(c)
The information in the Investor Questionnaire completed and executed by the undersigned (the “Investor Questionnaire”) is accurate and true in all respects, and the undersigned is an “accredited investor,” as that term is defined in Rule 501(a) of Regulation D.

(d)
The undersigned (and the undersigned’s representative(s), if any) has been furnished with a copy of the Private Placement Memorandum (the “Memorandum”) relating to the Company’s offering of the Units.  The undersigned acknowledges that the Company has made available to the undersigned (and the undersigned’s representatives, if any) or provided the undersigned (and/or the undersigned’s representatives, if any) the opportunity to review all documents pertaining to the investment opportunity described in the Memorandum and this Subscription Agreement, and has allowed the undersigned (and the undersigned’s representatives, if any) an opportunity to ask questions and receive answers thereto and to verify and clarify any information contained in the Memorandum, this Subscription Agreement, or related documents.  The undersigned further acknowledges that the undersigned has received all information concerning the Company, the Company’s business, and all other information necessary for the undersigned to make an informed decision as to whether to invest in the Units.

(e)	The undersigned is not relying on the Company, or any finder or selling agent, with respect to economic considerations involved in an investment in the Units.

(f)
The undersigned represents, warrants, and agrees that he, she, or it will not sell or otherwise transfer the shares of Common Stock, the Warrants, or the shares of Common Stock into which the Warrants are exercisable without registration under the Securities Act or an exemption therefrom, and fully understands and agrees that the undersigned must bear the economic risk of the purchase of Units because, among other reasons, neither the shares of Common Stock, the Warrants, nor the Common Stock underlying the Warrants have been registered under the Securities Act or under the securities laws of any state and, therefore, cannot be resold, pledged, assigned, or otherwise disposed of unless they are subsequently registered under the Securities Act and under the applicable securities laws of such states, or an exemption from such registration is available.  In particular, the undersigned is aware that the shares of Common Stock, Warrants, and Common Stock into which the Warrants are exercisable are “restricted securities,” as such term is defined in Rule 144 promulgated under the Securities Act (“Rule 144”), and they may not be sold pursuant to Rule 144 unless all of the conditions of Rule 144 are met.  The undersigned also understands that, except as otherwise provided herein, the Company is under no obligation to register the shares of Common Stock, Warrants, or the Common Stock underlying the Warrants on the undersigned’s behalf or to assist the undersigned in complying with any exemption from registration under the Securities Act or applicable state securities laws.  The undersigned understands that any sales or transfers of the shares of Common Stock, Warrants, and Common Stock underlying the Warrants are further restricted by state securities laws and the provisions of this Subscription Agreement.

(g)
No representations or warranties have been made to the undersigned by the Company or any other finder or selling agent engaged to sell Units, or any of their respective officers, employees, agents, affiliates, or subsidiaries, other than any representations contained herein and in the Memorandum, and in subscribing for Units the undersigned is not relying upon any representations other than any contained herein or in the Memorandum.

(h)
The undersigned understands and acknowledges that the undersigned’s purchase of the Units is a speculative investment that involves a high degree of risk and the potential loss of the undersigned’s entire investment in the Units.  The undersigned is able to bear the loss of the undersigned’s entire investment in the Units.

(i)
The undersigned’s overall commitment to investments that are not readily marketable is not disproportionate to the undersigned’s net worth, and an investment in the Units will not cause such overall commitment to become excessive.

(j)
The undersigned understands and agrees that the certificates for the shares of Common Stock, Warrants, and Common Stock underlying the Warrants shall bear substantially the following legend until (i) such securities shall have been registered under the Securities Act and effectively disposed of in accordance with a registration statement that has been declared effective; or (ii) in the opinion of counsel for the Company, such securities may be sold without registration under the Securities Act as well as any applicable “blue sky” or state securities laws:

"THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, TRANSFERRED, OR OTHERWISE DISTRIBUTED DIRECTLY OR INDIRECTLY, IN THE UNITED STATES, ITS TERRITORIES, POSSESSIONS, OR AREAS SUBJECT TO ITS JURISDICTION, OR TO OR FOR THE ACCOUNT OR BENEFIT OF A "U.S. PERSON" AS THAT TERM IS DEFINED IN RULE 902 OR REGULATION S OF THE ACT, AT ANY TIME PRIOR TO ONE (1) YEAR AFTER THE ISSUANCE OF THIS CERTIFICATE, EXCEPT (i) IN CONJUNCTION WITH AN EFFECTIVE REGISTRATION STATEMENT FOR THE SHARES UNDER SUCH ACT, OR (ii) IN COMPLIANCE WITH AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT. ANY SALES, TRANSFERS OR DISTRIBUTIONS OF THE SECURITIES MUST BE MADE IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S OF THE ACT."

(k)	The undersigned represents and warrants:

(i)	The undersigned is not a "U.S. Person" as defined in Regulation S under the Securities Act (“Regulation S”); specifically the undersigned is not:

(1)	a natural person resident in the United States of America, including its territories and possessions (the "United States");

(2)	a partnership or corporation organized or incorporated under the laws of the United States;

(3)	an estate of which any executor or administrator is a U.S. Person;

(4)	a trust of which any trustee is a U.S. Person;

(5)	an agency or branch of a foreign entity located in the United States;

(6)	a non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. Person;

(7)	a discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; or

(8)	a partnership or corporation:

a.	organized or incorporated under the laws of any foreign jurisdiction; or

b.
formed by a U.S. Person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a) under the Securities Act) who are not natural persons, estates or trusts;

(ii)	At the time the subscription for the Units is originated, the undersigned will be outside the United States;

(iii)	The undersigned is purchasing the Units for its own account and not on behalf of any U.S. Person and a sale of the Units has not been pre-arranged with a purchaser in the United States;

(iv)
All offers and sales of the Units prior to the expiration of a period (the "Distribution Compliance Period") commencing on the date of the Initial Closing or Subsequent Closing (as defined herein), as the case may be, and ending one year thereafter, shall only be made in compliance with Regulation S, pursuant to registration of the Units under the Securities Act and applicable state securities laws, or pursuant to an exemption from such registration; and all offers and sales after the expiration of the Distribution Compliance Period shall be made only pursuant to such registration or to such exemption from registration; and

(v)
The purchase of the Units by the undersigned is not a transaction (or an element of a series of transactions) that is part of any plan or scheme to evade the registration provisions of the Securities Act.

(l)	The foregoing representations, warranties, and agreements shall survive the Closing.

4.	THE COMPANY’S REPRESENTATIONS AND WARRANTIES

The Company hereby represents and warrants to the undersigned, as follows:

(a)	The Company has the corporate power and authority to execute and deliver this Subscription Agreement and to perform its obligations hereunder.

(b)
The Common Stock and Warrants to be issued to the undersigned pursuant to this Subscription Agreement, when issued and delivered in accordance with the terms of this Subscription Agreement, will be duly and validly issued and will be fully paid and nonassessable.

(c)
The Common Stock issuable to the undersigned upon exercise of the Warrants, when issued and delivered in accordance with this Subscription Agreement and the Warrants, will, upon receipt by the Company of the applicable cash exercise price therefor, be validly issued and fully paid and nonassessable.

(d)
Neither the execution and delivery nor the performance of this Subscription Agreement by the Company will conflict with the Company’s Articles of Incorporation, as amended, or By-laws, or result in a material breach of any terms or provisions of, or constitute a default under, any material contract, agreement or instrument to which the Company is a party or by which the Company is bound.

5.	COVENANTS FOLLOWING THE CLOSING; REGISTRATION RIGHTS

(a)
If Company shall determine to register any of its common stock under the Securities Act on any registration form prescribed by the Securities and Exchange Commission (the "SEC") either for its own account or the account of a security holder or holders exercising their respective demand registration rights, other than a registration on Form S-4 or S-8, a registration relating solely to a Rule 145 transaction, or a registration on any registration form that does not permit secondary sales, Company will:

(i)	promptly give to undersigned written notice of the proposed registration, including notice deadlines; and

(ii)
use its commercially reasonable efforts to include in such registration (and any related filing or qualification under applicable blue sky laws) all the Common Stock and shares of Common Stock underlying the Warrants (the "Registrable Securities”) which are specified in a written request or requests made by undersigned and received by Company within seven (7) days after the written notice from Company described in subsection (i) above is mailed or delivered by Company; provided, that in the event such registration is an underwritten offering on behalf of Company and the managing underwriter(s) advise Company that, in their opinion, the number of securities requested to be included in such registration exceeds the number which can be reasonably sold in such offering, or if certain marketing factors require limitation of the number of shares to be registered, then the number of Registrable Securities of undersigned which have been requested to be included in such registration may be reduced or excluded to the extent necessary.  The written request of undersigned may specify all or a part of Registrable Securities of undersigned but no less than 25% of Registrable Securities of undersigned.

The undersigned shall only be entitled to such piggyback registration rights on two (2) occasions (and in only one occasion per 12 month period) and the piggyback registration rights granted herein shall terminate at such time all of Registrable Securities of undersigned have been sold pursuant to an effective registration statement under the Securities Act or when all of Registrable Securities of undersigned may be sold without application of the volume restrictions pursuant to Rule 144, as determined by counsel to Company pursuant to a written opinion letter to such effect, addressed and acceptable to Company's transfer agent.

(b)
If and whenever the Company is required by the provisions hereof to effect the registration of any shares of Registrable Securities under the Securities Act, the Company will, as expeditiously as is reasonably possible:

(i)
prepare and file with the SEC a registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for the period of the distribution contemplated thereby (determined as herein provided), and promptly provide to the holders of Registrable Securities copies of all filings and SEC letters of comment;

(ii)
prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for eighteen (18) months following the effective date of such registration date and comply with the provisions of the Securities Act with respect to the disposition of all of the Registrable Securities covered by such registration statement in accordance with the seller's intended method of disposition set forth in such registration statement for such period;

(iii)
furnish to the seller, and to each underwriter if any, such number of copies of the registration statement and the prospectus included therein (including each preliminary prospectus) as such persons reasonably may request in order to facilitate the public sale or their disposition of the securities covered by such registration statement; and

(iv)
use its reasonable best efforts to register or qualify the seller's Registrable Securities covered by such registration statement under the securities or "blue sky" laws of such jurisdictions as the seller and in the case of an underwritten public offering, the managing underwriter, shall reasonably request, provided, however, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction.

(c)
All expenses incurred by the Company in complying with this Section 5, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including counsel fees) incurred in connection with complying with state securities or "blue sky" laws, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars, fee of one counsel, if any, to represent all the sellers, and costs of insurance are called "Registration Expenses."  All underwriting discounts and selling commissions applicable to the sale of Registrable Securities, including any fees and disbursements of any special counsel to the sellers, are called "Selling Expenses."  The seller shall pay the fees of its own additional counsel, if any.  The Company will pay all Registration Expenses in connection with the registration statement under this Section 5.  All Selling Expenses in connection with each registration statement under this Section 5 shall be borne by the seller and may be apportioned among the various sellers in proportion to the number of shares sold by the seller relative to the number of shares sold under such registration statement or as all sellers thereunder may agree.

6.	REDEMPTION OF COMMON STOCK.

(a)
If, during the period beginning on the date of issuance of the Units and terminating on the date that is six (6) months following the date of issuance of the Units, the Company shall sell, or definitively contract to sell, shares of the Company’s Common Stock, or securities exercisable for or convertible into (and actually exercised or converted during such period) shares of Common Stock (excluding any Excluded Shares (as defined below)) (the ”Additional Shares”), to a third party purchaser at a price less than $3.00 per share of Common Stock (as adjusted for stock splits, stock dividends, recapitalizations, and similar transactions), the Company shall either, at its option, (i) repurchase all Units issued hereunder, including all Warrants and shares of Common Stock received upon exercise of Warrants, at a purchase price equal to $3.00 per Unit; provided, however, that if the Company shall redeem any Warrant in accordance with the terms of the Warrants by virtue of application of Section 6(a) or such Warrant, in such case the Company shall be required to purchase the Units pursuant to this subsection (i) of Section 6(a) of this Subscription Agreement for the purchase price set forth in this Section 6(a)(i); or (ii) issue to the undersigned or its assigns a number of shares of Common Stock equal to the number obtained by dividing the quotient, the numerator of which shall be the product of (A) the number of Additional Shares of Common Stock issued and (B) the difference between (x) $3.00 and (y) the weighted average purchase price for the Additional Shares, and the denominator of which shall be $3.00 (each as adjusted for stock splits, stock dividends, recapitalizations, and similar transactions).  Upon the Company’s election to issue additional shares of Common Stock pursuant to subsection (ii) of this Section 6(a), the Company shall promptly compute such adjustment in accordance with the terms hereof and prepare and furnish to the undersigned a certificate (the “Adjustment Certificate”) setting forth such adjustment and showing in detail the method of calculation upon which such adjustment is based.  Promptly following, or together with delivery of the Adjustment Certificate, the Company shall prepare and deliver to the undersigned a certificate representing the additional shares of Common Stock to be issued hereunder, if any.  As used in this Section 6(a), the term “Excluded Shares” means shares of Common Stock, or derivatives exercisable for or convertible into shares of Common Stock issued

(i)	upon conversion of shares of the Company’s preferred stock;

(ii)
to employees, consultants, or directors pursuant to stock option, stock grant, stock purchase, or similar plans or arrangements approved by the board of directors, including without limitation upon the exercise of options thereunder;

(iii)	to equipment lessors, banks, financial institutions, or similar entities in transactions approved by the board of directors, the principal purpose of which is other than the raising of equity;

(iv)	as a dividend or other distribution in connection with which an adjustment to the Purchase Price is made pursuant to this Section 6;

(v)	in connection with an initial public offering registered pursuant to Section 5 of the Securities Act;

(vi)	in a merger or acquisition that is approved by the board of directors;

(vii)
pursuant to any transactions approved by the board of directors primarily for the purpose of (A) joint ventures, technology licensing, or research and development activities, (B) distribution or manufacture of the Company’s products or services, or (C) any other transactions involving corporate partners, in each case the principal purpose of which is other than the raising of equity; and

(viii)
upon exercise of any warrants to purchase shares of Common Stock or preferred stock, or upon conversion of notes convertible for shares of Common Stock or preferred stock, that are outstanding as of the date hereof.

7.       INSIDER TRADING PROHIBITION; INDEMNITY

(a)
Commencing on the date of execution of this Subscription Agreement by the undersigned and continuing through the date of the public announcement of the Initial Closing, the undersigned hereby agrees to (i) refrain from (a) engaging in any transactions with respect to the capital stock of the Company or securities exercisable or convertible into or exchangeable for any shares of capital stock of the Company, and (b) entering into any transaction which would have the same effect, or entering into any swap, hedge, or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of the capital stock of the Company, and (ii) indemnify and hold harmless the Company and any finder or selling agent assisting in the sale of Units, and their respective officers and directors, employees, and affiliates and each other person, if any, who controls any of the foregoing, against any loss, liability, claim, damage, and expense whatsoever (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing, or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any violation of this Section 7(a) by the undersigned.

(b)
The undersigned agrees to indemnify and hold harmless the Company, the Escrow Agent, and any other finder or selling agent assisting in the sale of Units and their respective officers and directors, employees, and affiliates and each other person, if any, who controls any of the foregoing, against any loss, liability, claim, damage, and expense whatsoever (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing, or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any false representation or warranty by the undersigned, or the undersigned’s breach of, or failure to comply with, any covenant or agreement made by the undersigned herein or in any other document furnished by the undersigned to the Company, its officers, directors, employees, and its affiliates and each other person, if any, who controls any of the foregoing in connection with this transaction, including, but not limited to, information provided by the undersigned in connection with the registration of securities pursuant to Section 5 of this Subscription Agreement.

8.       MISCELLANEOUS PROVISIONS

(a)
Modification.  Neither this Subscription Agreement nor any provisions hereof, shall be waived, modified, discharged, or terminated except by an instrument in writing signed by the party against whom any such waiver, modification, discharge, or termination is sought.

(b)
 Notices.  Any party may send any notice, request, demand, claim, or other communication hereunder to the intended recipient at the address set forth herein using any other means (including personal delivery, expedited courier, messenger service, fax, or ordinary mail), but no such notice, request, demand, claim, or other communication will be deemed to have been duly given unless and until it actually is received by the intended recipient.  Any party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other parties notice in the manner herein set forth.

(c)
Counterparts.  This Subscription Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(d)
Binding Effect.  Except as otherwise provided herein, this Subscription Agreement shall be binding upon, and inure to the benefit of, the parties to this Subscription Agreement and their heirs, executors, administrators, successors, legal representatives, and assigns.  If the undersigned is more than one person or entity, the obligation of the undersigned shall be joint and several and the agreements, representations, warranties, and acknowledgments contained herein shall be deemed to be made by, and be binding upon, each such person or entity and his or its heirs, executors, administrators, successors, legal representatives, and assigns.

(e)	Assignability. This Subscription Agreement is not transferable or assignable by the undersigned.

(f)	Enforcement. This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of Nevada, without giving effect to conflicts of law principles.

The undersigned hereby subscribes for the Units in the amount indicated below, acknowledges that the information contained in the Investor Questionnaire and Subscription Agreement is true and correct and agrees to be bound by the terms of the Subscription Agreement to which this signature page is a part.

The undersigned desires to purchase __1,666,667_________ (insert number) Units at $3.00 per Unit for a total purchase price of $_5,000,000_________ (number of Units x $3.00).  The undersigned will pay the purchase price of the Units by (check one):

________	delivering a certified or bank check payable to Chiu, Szeto & Cheng Solicitors as escrow agent for K’s MEDIA,” together with this Subscription Agreement and the Investor Questionnaire.
___X_____
sending by wire transfer the purchase price of the Units to United Commercial Bank Hong Kong Branch as escrow bank for the Escrow Agent contemporaneously with signing and delivering this Subscription Agreement and the Investor Questionnaire.

________	a combination of those listed above. If the undersigned checks this method of payment, please describe below, the methods elected:

Manner in which title to the Units is to be held (check one):

X_ Individual	__ Partnership
__ Tenants by the Entireties*	__ Limited Liability Partnership
__ Joint Tenants with Rights ofSurvivorship*	__ Corporation
__ Community Property*	__ Uniform Gift to Minors Act State: Custodian’s Name: Minor’s Name:
__ Tenants in Common*	__ Trust/Date of Trust
__ Individual Retirement Account(IRA)*	__ Limited Liability Company
__ Keogh Plan	__ Pension Plan/Name:
*Two signatures required.

SIGNATURE PAGE FOR INDIVIDUAL SUBSCRIBERS

IN WITNESS WHEREOF, the undersigned has duly caused this Subscription Agreement to be signed as of this _____ day of ________, 2008.

_____________________________________________________________________________ Exact Name in Which Title is to be Held (Please Print)
Name (Please Print)
Address of Principal Residence
City, State and Zip Code
Country
Social Security Number
Telephone Number
Fax Number (if available)
E-Mail (if available)
(Signature)

ACCEPTANCE

This Subscription Agreement is accepted as of this ________ day of July, 2008 for the purchase of ___________Units.

K'S MEDIA

By:	Xin Wei

Its Director and CFO

SIGNATURE PAGE FOR SUBSCRIBERS THAT ARE ENTITIES

IN WITNESS WHEREOF, the undersigned has duly caused this Subscription Agreement to be signed on its behalf, in its corporate name and by a duly authorized officer, as of this _____ day of July, 2008.

____________________________________________________________________________ Name of Entity in Which Title is to be Held (Please Print)
Date of Incorporation or Organization:
State of Principal Office:
Federal Taxpayer Identification Number:

____________________________________________
Principal Address
____________________________________________
City, State and Zip Code
____________________________________________
Country
____________________________________________
Telephone Number
____________________________________________
Fax Number (if available)
____________________________________________
E-Mail (if available)

By: Name: Title:
[seal] Attest: (If Entity is a Corporation)
Address

ACCEPTANCE

This Subscription Agreement is accepted as of this __________ day of _________________, 2008 for the purchase of __________ Units.

K'S MEDIA

By:	Xin Wei
Its: Director and CFO

INVESTOR QUESTIONNAIRE

PART I: INFORMATION TO BE PROVIDED BY ALL INVESTORS.

A. Name of Purchaser:                                                        Fu Song Yang

B. Accreditation.  Check all boxes which correctly describe you:

__X__	You are a natural person whose individual net worth, or joint net worth with your spouse, at the time of purchase, exceeds $1,000,000.

__X__
You are a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with your spouse in excess of $300,000 in each of those years, and has a reasonable expectation of reaching the same income level in the current year.

_____	You are a director or officer of the Company.

_____
You have total assets in excess of $5,000,000 and were not formed for the specific purpose of acquiring the Units offered and are any of the following: a corporation, a partnership, a Massachusetts or similar business trust, or an organization described in Section 501(c)(3) of the Internal Revenue Code.

_____	You are a bank or savings and loan association or other institution acting in your individual or fiduciary capacity.

_____	You are a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

_____	You are an investment company or a business development company under the Investment Company Act of 1940.

_____	You are a private business development company under the Investment Advisers Act of 1940.

_____	You are a trust, not formed for the specific purpose of acquiring the Units offered, with total assets in excess of $5,000,000 and whose purchase is directed by a sophisticated person.

_____
You are an employee benefit plan whose investment decision is being made by a plan fiduciary, which is either a bank, savings and loan association, insurance company or registered investment adviser or an employee benefit plan whose total assets are in excess of $5,000,000 or a self-directed employee benefit plan whose investment decisions are made solely by persons that are “accredited investors” (i.e., they meet any of the standards listed above).

_____	You are an entity as to which all the equity owners (or, in the case of a trust, all of the income beneficiaries) are “accredited investors” (i.e., they meet the standards listed above).

_____	You are a “non-U.S. Person” as that term is defined in Section 3(k) of the Subscription Agreement.

_____	None of the above.

C. Provide Answers to the Following Questions:

1.       Are you directly or indirectly an affiliate or associate of any member firm of the National Association of Securities Dealers, Inc. (the “NASD”)?

Yes _____       No __X__

An “affiliate” of a specified person is a person that directly or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with the specified person.

The term “associate” means (1) any corporation or organization (other than the Company or any majority-owned subsidiary) of which you are an officer or partner, or of which you are, directly or indirectly, the owner beneficially of 10% or more of any class of equity securities, (2) any trust or other estate in which you have a substantial beneficial interest or as to which you serve as trustee or in a similar fiduciary capacity, or (3) any relative or spouse of such person, or any relative of such spouse, who has the same home as such person or who is a director or officer of the Company or any of its subsidiaries.

If yes, please describe your affiliation or association:

2.       Have you made any subordinated loan to any member of the NASD?

Yes _____       No __X__

If yes, please set forth the details of the loan including the original amount(s), date(s), interest rate(s), other material terms, and amount(s) outstanding as of the date hereof.

PART II: INFORMATION TO BE PROVIDED BY INDIVIDUAL INVESTORS:

List the state in which you maintain your principal residence:         China

Occupation:                      Business owner

Employer:                         TangShan RuiFeng Strip Steel Ltd. Corp.____

If self-employed, provide the following information:

Name of business:

Length of time engaged in current business:  3_  years.
The current value of my liquid assets (cash, marketable securities, cash surrender value of my life insurance and other items easily convertible into cash) is sufficient to provide for my current needs and possible personal contingencies:

__X__ Yes                             ____ No

Education:

Year	School	Field of Study	Degree	Date Conferred
2007	University of British Columbia	Business	Bachelor	May, 2007

Please indicate the frequency of your investment in marketable securities, i.e., those where prices are quoted regularly on exchanges or the over-the-counter market:

__X__  often                                   _____ occasionally                                            _____ seldom    ____ never

Do you consider yourself to be an experienced and sophisticated investor?

__X__  Yes                             ____ No

Do you alone, or with your Purchaser Representative, have such knowledge and experience in financial and business matters that you are capable of evaluating the risks and merits of this investment and feel that you can afford the loss of my entire investment in the Units?

__X__  Yes                             ____ No

PART III: INFORMATION TO BE PROVIDED BY INVESTORS OTHER THAN INDIVIDUALS

Identify type of entity (corporation, trust, limited liability company, partnership or other entity):

____________________

Identify jurisdiction under the laws of which the entity is organized:

Identify jurisdiction when the entity was organized:

Identify jurisdiction where your principal place of business is located:

Describe principal business conducted:

(You may be asked to furnish a copy of a properly certified company resolution and organizational documents authorizing the investor to make an investment of this type.)

PART IV: SIGNATURE

The undersigned hereby represents and warrants that all of its answers to this Investor Questionnaire are true as of the date of its execution of the Subscription Agreement pursuant to which the undersigned has subscribed for the purchase of Units.

Name of Purchaser  [please print]

Signature of Purchaser (Entities please
  provide signature of Purchaser's duly
  authorized signatory.)

Name of Signatory (Entities only)

Title of Signatory (Entities only)